UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2008 (March 19, 2008)

Commission File Number	Registrant’s Name, State of Incorporation, Address and Telephone Number	IRS Employer Identification No.
333-90553	MIDAMERICAN FUNDING, LLC (An Iowa Limited Liability Company) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	47-0819200

1-11505	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580 515-242-4300	42-1425214

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On March 25, 2008, MidAmerican Energy Company (“MidAmerican”) completed the sale of $350.0 million aggregate principal amount of 5.30% Senior Notes due 2018 (the “Notes”) in a public offering. The terms of the Notes are set forth in the indenture, dated as of October 1, 2006, with The Bank of New York Trust Company, N.A., as trustee, as supplemented by a third supplemental indenture (the “Third Supplemental Indenture”) dated March 25, 2008. The Notes were offered and sold pursuant to a shelf registration statement on Form S-3ASR (File No. 333-142663) filed on May 7, 2007 with the United States Securities and Exchange Commission.

The proceeds from the sale of the Notes will be used by MidAmerican to pay construction costs, including costs for its wind projects in Iowa, repay short-term indebtedness and for general corporate purposes.

The Third Supplemental Indenture, the Notes and opinions of counsel to MidAmerican as well as the related Underwriting Agreement are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 1.1	Underwriting Agreement dated March 19, 2008

	Exhibit 4.1	Third Supplemental Indenture between MidAmerican Energy Company and The Bank of New York Trust Company, N.A. dated March 25, 2008

	Exhibit 4.2	5.30% Senior Notes due 2018

	Exhibit 5.1	Opinion of Dewey & LeBoeuf LLP

	Exhibit 8.1	Opinion of Dewey & LeBoeuf LLP

	Exhibit 23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above)

	Exhibit 23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 8.1 above)

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as ‘‘may,’’ ‘‘could,’’ ‘‘project,’’ ‘‘believe,’’ ‘‘anticipate,’’ ‘‘expect,’’ ‘‘estimate,’’ ‘‘continue,’’ “intend,” ‘‘potential,’’ ‘‘plan,’’ ‘‘forecast,’’ and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of MidAmerican and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•	general economic, political and business conditions in the jurisdictions in which MidAmerican’s facilities are located;
•	changes in governmental, legislative, or regulatory requirements affecting MidAmerican or the electric or gas utility industries;
•

changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;

•	changes in the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
•	changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas;
•

changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on energy costs;

•	the financial condition and creditworthiness of significant customers and suppliers;
•	changes in business strategy or development plans;
•	availability, term and deployment of capital;
•	performance of MidAmerican’s generation facilities, including unscheduled generation outages or repairs;
•	risks relating to nuclear generation;
•	the impact of derivative instruments used to mitigate or manage volume and price risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
•

the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

•

unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

•	the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
•	other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargoes and other catastrophic events; and
•	other business or investment considerations that may be disclosed from time to time in MidAmerican’s SEC filings or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC MIDAMERICAN ENERGY COMPANY
(Registrant)
Date: March 25, 2008

/s/ Paul J. Leighton
Paul J. Leighton
Secretary of MidAmerican Funding, LLC and Vice President, Corporate Secretary and Assistant General Counsel of MidAmerican Energy Company

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement March 19, 2008

4.1	Third Supplemental Indenture between MidAmerican Energy Company and The Bank of New York Trust Company, N.A. dated March 25, 2008

4.2	5.30% Senior Notes due 2018

5.1	Opinion of Dewey & LeBoeuf LLP

8.1	Opinion of Dewey & LeBoeuf LLP

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 8.1 above)